[logo] M F S(R)
INVESTMENT MANAGEMENT

                     MFS(R) MULTIMARKET
                     INCOME TRUST

                     SEMIANNUAL REPORT o APRIL 30, 2002

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 10
Financial Statements ...................................................... 22
Notes to Financial Statements ............................................. 26
Trustees and Officers ..................................................... 33

-------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, and MFS(R) Heritage Trust Company(SM).

--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT                      NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid-May, many U.S. equity indices have retreated since December; bond performance has been decidedly mixed year to date; and many international equity indices have outperformed the U.S. market this year. Federal Reserve Board (Fed) Chairman Alan Greenspan has declared that, in fact, the recession is over, and many financial experts have agreed with him. We think the questions on many investors' minds are:

  o Is the recession genuinely over?

  o If it is, should I change my portfolio to prepare for a recovery?

THE WORST SEEMS TO BE OVER
According to many economists, the recession is technically over. We are beginning to see growth again in the U.S. economy and in economies around the globe. But we would qualify that with a caution that the exciting growth rates of the 1990s are not coming back any time soon.

Our view of the situation is that corporate profits still look weak, despite the recession being over. We think the markets may be bumping along the bottom for a bit longer before a recovery gathers steam. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen lately is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves.

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended March 31, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.9%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors.
As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marks the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    May 15, 2002

(1) Source: Lipper Inc.

(2) Source: Weisenberger.

(3) For the two-year period ended March 31, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 8.88%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 2.31%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -25.08%. Source: Lipper Inc.

    The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Peter C. Vaream]
     Peter C. Vaream

Dear Shareholders,
For the six months ended April 30, 2002, the trust provided a total return of 4.45% based on its beginning and ending stock market prices and assuming the reinvestment of any distributions paid during the period. The trust's total return based on its net asset value (NAV) was 0.46%. The trust's results compare to returns over the same period for the following benchmarks: -2.19% for the J.P. Morgan Non-Dollar Government Bond Index (the Morgan Index), -4.09% for the Lehman Brothers Government Bond Index, and -6.64% for the Lehman Brothers High Yield Bond Index. The Morgan Index is an unmanaged aggregate of actively traded government bonds issued by 12 countries (excluding the United States) with remaining maturities of at least one year. The Lehman Brothers Government Bond Index is unmanaged and is composed of all publicly issued debt obligations of the U.S. Treasury, U.S. government agencies, quasi-federal corporations, and corporate debt guaranteed by the U.S. government. The Lehman Brothers High Yield Bond Index includes all fixed- income securities having a maximum quality rating from Moody's Investors Service of "Ba1," a minimum amount outstanding of $150 million, and at least one year to maturity.

At the beginning of the period, we saw short-term interest rates fall to 40-year lows. This followed the Federal Reserve Board's (the Fed's) series of interest rate cuts designed to avoid recession. After the tragic events of September 11, the Fed stepped in again to steady the global financial markets and moderate the severity of the downturn. With interest rates so low, bond yields initially moved lower and their prices higher. However, toward the end of the year, interest rates and bond yields grew more volatile, based on changing sentiment regarding the strength of the economy and the future direction of interest rates. Although the last six months have been challenging for the fixed-income markets, the trust performed well against its benchmarks.

Mortgages and government agency securities contributed positively to performance over the period. We believe that mortgages will continue to perform well, now that there has been upward pressure on interest rates and homeowner refinancings and prepayments were less prevalent. Prepayments occur when homeowners refinance their mortgages, causing the mortgage pools that make up the securities to prepay. Investors generally dislike prepayments because they potentially force them to reinvest at lower interest rates. In our opinion, we have been experiencing an environment in which investors were more risk averse and were seeking higher-quality investment options. Both mortgages and the agency market benefited from this trend.

Our high-grade and high-yield corporate exposure was a plus for performance. During the period, we selectively increased our allocation of high-grade corporate bonds, favoring companies with very positive fundamentals, particularly those that were paying down debt and had the chance for an upgrade. On the high-yield side, our investments in the manufacturing sector helped performance, while some of our high-yield securities in the cable industry underperformed. There has been a heightened awareness of the need for corporate governance and this trend has impacted those companies who have not been as diligent as others.

Abroad, we continued to favor bonds offered by the dollar-bloc countries, due to their more stable economies. These holdings contributed positively to performance and included the United States and Canada. Emerging market bonds also were strong performers over the period, particularly those from Russia, Mexico and Panama. Emerging market countries such as these have shown greater fiscal discipline and their economies have not shown as significant a decline as the U.S.

Over the past six months, we primarily owned shorter-maturity securities which performed well, given how steep the yield curve -- a representation of the difference between short- and long-term rates -- had become and the better performance of shorter maturities. Going forward, we expect the opposite to occur. As anticipation of a Fed interest rate hike begins to be a factor, we see longer maturities outperforming. We will adjust the portfolio accordingly, repositioning our holdings to longer maturities to try to take advantage of this shift.

In our opinion, the economic recovery will be sluggish and therefore we anticipate that our strategy will be to remain well diversified in this environment. We plan to grow our mortgage-backed and agency holdings, on an opportunistic basis as valuations become attractive. We also plan to continue to invest in a good balance of high-grade and high-yield corporate bonds. We think large manufacturing companies will perform well, now that the U.S. economy has begun to show signs of strengthening. In an uncertain corporate environment, we will continue to remain focused on bottom-up security selection. In addition, we expect to trim our emerging market exposure a bit, favoring European over U.S. Treasuries. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) We would argue that investor expectation of a rate hike has already been factored into the bond market. Therefore, while rates in general remain difficult to predict and could drift higher, we do not foresee a Fed rate hike having a big negative effect on the bond market, particularly in such a low inflation environment.

    Respectfully,

/s/ Peter C. Vaream

    Peter C. Vaream
    Portfolio Manager

Note to Shareholders: Effective March 18, 2002, Peter C. Vaream became portfolio manager of the trust.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

ADDRESS CHANGE

Please use our new mailing address, effective immediately.
State Street Bank and Trust Company
c/o MFS Service Center, Inc.
P.O. Box 55024
Boston, MA 02205-5024

-------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
-------------------------------------------------------------------------------

   PETER C. VAREAM IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND MANAGES THE INVESTMENT-GRADE BOND, GOVERNMENT SECURITIES AND GLOBAL GOVERNMENTS PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES AND INSTITUTIONAL ACCOUNTS. HE IS A MEMBER OF THE MFS FIXED INCOME STRATEGY GROUP.

   PETER JOINED MFS IN 1992 AND BECAME A PORTFOLIO MANAGER IN 1993. PREVIOUSLY, HE WAS VICE PRESIDENT IN THE FIXED INCOME DEPARTMENT AT THE FIRST BOSTON CORP. FROM 1986 TO 1992. PRIOR TO THAT, HE SERVED AS A CORPORATE FINANCIAL ANALYST.

   PETER EARNED A BACHELOR'S DEGREE IN FINANCE FROM NEW YORK UNIVERSITY. HE IS A MEMBER OF THE LEHMAN BROTHERS INDEX ADVISORY COUNCIL.

   ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF
   OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
-------------------------------------------------------------------------------



In accordance with Section 23(c) of the Investment Company Act of 1940, the trust hereby gives notice that it may from time to time repurchase shares of the trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

OBJECTIVE: To provide a high level of current income through investments in fixed-income securities.

NEW YORK STOCK EXCHANGE SYMBOL: MMT

-------------------------------------------------------------------------------
   PERFORMANCE SUMMARY
-------------------------------------------------------------------------------

   (For the six months ended April 30, 2002)

   NET ASSET VALUE PER SHARE
   October 31, 2001                                                 $6.60
   April 30, 2002                                                   $6.39

   NEW YORK STOCK EXCHANGE PRICE
   October 31, 2001                                                 $6.06
   April 24, 2002 (high)*                                           $6.21
   December 17, 2001 (low)*                                         $5.66
   April 30, 2002                                                   $6.10

   *For the six months ended November 1, 2001, through April 30, 2002
-------------------------------------------------------------------------------

RISK CONSIDERATIONS

Government guarantees apply to underlying securities only and not to prices and yields of the portfolio.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

The portfolio may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

These risks may increase share price volatility. See the prospectus for details.

NUMBER OF SHAREHOLDERS

As of April 30, 2002, our records indicate that there are 10,473 registered shareholders and approximately 44,500 shareholders owning trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the trust, please write or call:

        State Street Bank and Trust Company
        P.O. Box 8200
        Boston, MA 02266-8200
        1-800-637-2304

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

MFS offers a Dividend Reinvestment and Cash Purchase Plan that allows you to reinvest either all of the distributions paid by the trust or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you can also buy shares. Investments from $100 to $2,500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the plan on your behalf. If the nominee does not offer the plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the plan, or if you have any questions, call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

PORTFOLIO OF INVESTMENTS (Unaudited) -- April 30, 2002

Bonds - 89.6%
---------------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                           VALUE
---------------------------------------------------------------------------------------------------------------
U.S. Bonds - 64.9%
  Advertising & Broadcasting - 3.4%
    Allbritton Communications Co., 9.75s, 2007                         $  1,005                    $  1,057,763
    Chancellor Media Corp., 8.125s, 2007                                  3,625                       3,756,406
    Chancellor Media Corp., 8.75s, 2007                                   1,000                       1,043,750
    Clear Channel Communications, 6.5s, 2005                                275                         242,629
    Echostar DBS Corp., 9.375s, 2009                                      2,425                       2,528,062
    Fox/Liberty Networks LLC, Inc., 8.875s, 2007                          2,450                       2,523,500
    Granite Broadcasting Corp., 10.375s, 2005                             1,221                       1,166,055
    LIN Holdings Corp., 0s to 2003, 10s, 2008                             1,500                       1,387,500
    Paxson Communications Corp., 0s to 2006, 12.25s, 2009##               2,275                       1,689,187
    Young Broadcasting, Inc., 8.5s, 2008##                                2,750                       2,860,000
                                                                                                   ------------
                                                                                                   $ 18,254,852
---------------------------------------------------------------------------------------------------------------
  Aerospace - 0.1%
    Argo-Tech Corp., 8.625s, 2007                                      $    165                    $    153,450
    K & F Industries, Inc., 9.25s, 2007                                     200                         206,000
                                                                                                   ------------
                                                                                                   $    359,450
---------------------------------------------------------------------------------------------------------------
  Apparel & Textiles - 0.1%
    Westpoint Stevens, Inc., 7.875s, 2008                              $  1,225                    $    747,250
---------------------------------------------------------------------------------------------------------------
  Automotive
    Hayes Wheels International, Inc., 9.125s, 2007 (In default)        $  2,100                    $    170,625
---------------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 2.9%
    Bank of America Corp., 7.4s, 2011                                  $  4,932                    $  5,305,155
    Credit Suisse First Boston Corp., 6.5s, 2012                          1,882                       1,851,399
    DBS Capital Funding Corp., 7.657s, 2049##                             2,303                       2,372,249
    GS Escrow Corp., 7s, 2003                                             5,210                       5,282,669
    Kindercare Learning Centers, Inc., 9.5s, 2009                           350                         346,500
    SG Capital Trust I, 7.875s, 2049                                        300                         296,040
                                                                                                   ------------
                                                                                                   $ 15,454,012
---------------------------------------------------------------------------------------------------------------
  Building - 1.2%
    AAF-McQuay, Inc., 8.875s, 2003                                     $  1,925                    $  1,925,000
    American Standard, Inc., 7.375s, 2008                                 1,050                       1,067,062
    Building Materials Corp., 8s, 2007                                    1,100                         914,375
    CRH America Inc., 6.95s, 2012                                         1,208                       1,244,639
    Nortek, Inc., 8.875s, 2008                                            1,215                       1,233,225
    Nortek, Inc., 9.25s, 2007                                               125                         127,969
                                                                                                   ------------
                                                                                                   $  6,512,270
---------------------------------------------------------------------------------------------------------------
  Business Services - 0.8%
    Iron Mountain, Inc., 8.75s, 2009                                   $  1,600                    $  1,648,000
    Williams Scotsman, Inc., 9.875s, 2007                                 2,725                       2,772,687
                                                                                                   ------------
                                                                                                   $  4,420,687
---------------------------------------------------------------------------------------------------------------
  Chemicals - 0.5%
    Huntsman ICI Holdings LLC, 10.125s, 2009                           $  1,025                    $    921,219
    Lyondell Chemical Co., 9.875s, 2007                                   1,060                       1,049,400
    Lyondell Chemical Co., 10.875s, 2009                                    525                         496,125
                                                                                                   ------------
                                                                                                   $  2,466,744
---------------------------------------------------------------------------------------------------------------
  Construction Services - 0.5%
    DR Horton, Inc., 8s, 2009                                          $  2,665                    $  2,638,350
---------------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 0.1%
    Samsonite Corp., 10.75s, 2008                                      $    740                    $    592,000
---------------------------------------------------------------------------------------------------------------
  Containers - 0.4%
    Ball Corp., 7.75s, 2006                                            $    500                    $    517,500
    Silgan Holdings, Inc., 9s, 2009                                       1,500                       1,558,125
                                                                                                   ------------
                                                                                                   $  2,075,625
---------------------------------------------------------------------------------------------------------------
  Corporate Asset-Backed - 6.4%
    Airplane Pass-Through Trust, 10.875s, 2019                         $    247                    $     99,506
    Commercial Mortgage Acceptance Corp., 5.44s, 2030                     8,000                       5,843,122
    Commercial Mortgage Asset Trust, 6.25s, 2013##                        3,500                       2,494,980
    Continental Airlines Pass-Through Trust, Inc., 6.545s, 2020           2,472                       2,367,248
    DLJ Mortgage Acceptance Corp., 8s, 2003                               5,750                       5,787,086
    GMAC Commercial Mortgage Security, Inc., 6.02s, 2033                  5,800                       4,435,188
    Morgan Stanley Capital, Inc., 7.666s, 2039                            5,560                       4,823,560
    Mortgage Capital Funding, Inc., 7.214s, 2007                          2,250                       1,975,669
    TIAA Retail Commercial Mortgage Trust, 7.17s, 2032##                  6,284                       6,614,229
                                                                                                   ------------
                                                                                                   $ 34,440,588
---------------------------------------------------------------------------------------------------------------
  Energy - 1.0%
    P&L Coal Holdings Corp., 9.625s, 2008                              $  1,411                    $  1,499,187
    Triton Energy Ltd., 9.25s, 2005                                       3,500                       3,811,185
                                                                                                   ------------
                                                                                                   $  5,310,372
---------------------------------------------------------------------------------------------------------------
  Energy - Independent - 0.9%
    Chesapeake Energy Corp., 8.125s, 2011##                            $  1,620                    $  1,620,000
    Devon Financing Corp., 6.875s, 2011                                   3,004                       3,042,355
                                                                                                   ------------
                                                                                                   $  4,662,355
---------------------------------------------------------------------------------------------------------------
  Entertainment - 1.5%
    Time Warner Entertainment Co., LP, 8.875s, 2012                    $  4,389                    $  4,788,891
    Turner Broadcasting Systems, Inc., 8.4s, 2024                         3,000                       3,011,880
                                                                                                   ------------
                                                                                                   $  7,800,771
---------------------------------------------------------------------------------------------------------------
  Financial Institutions - 3.5%
    Ford Motor Credit Co., 5.625s, 2004                                $    375                    $    337,305
    Ford Motor Credit Co., 7.375s, 2011                                   2,859                       2,878,212
    General Motors Accident Corp., 6s, 2006                                 375                         339,554
    General Mtrs Acceptance Corp., 7s, 2012                               4,549                       4,592,761
    Nationslink Funding Corp., 5s, 2009                                $  5,460                    $  3,999,450
    Nationslink Funding Corp., 6.476s, 2030                               4,000                       4,191,422
    Residential Accredit Loans Inc., 7.75s, 2027                          2,473                       2,436,514
                                                                                                   ------------
                                                                                                   $ 18,775,218
---------------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 1.3%
    Buckeye Cellulose Corp., 9.25s, 2008                               $  2,150                    $  1,935,000
    Meadwestvaco Corp., 6.85s, 2012                                       1,000                       1,016,520
    Riverwood International Corp., 10.25s, 2006                           1,250                       1,292,713
    U.S. Timberlands, 9.625s, 2007                                        1,700                       1,173,000
    Weyerhaeuser Co., 6.75s, 2012##                                       1,456                       1,468,856
                                                                                                   ------------
                                                                                                   $  6,886,089
---------------------------------------------------------------------------------------------------------------
  Gaming - 2.0%
    HMH Properties, Inc., 8.45s, 2008                                  $  2,635                    $  2,661,350
    MGM Mirage, 8.375s, 2011                                              2,700                       2,814,750
    Park Place Entertainment, Corp., 8.875s, 2008                         5,040                       5,329,800
                                                                                                   ------------
                                                                                                   $ 10,805,900
---------------------------------------------------------------------------------------------------------------
  Insurance - 0.5%
    Americo Life, Inc., 9.25s, 2005                                    $  2,650                    $  2,650,000
---------------------------------------------------------------------------------------------------------------
  Machinery - 0.9%
    Agco Corp., 9.5s, 2008                                             $  2,000                    $  2,165,000
    New Terex Corp., 8.875s, 2008                                           960                       1,000,800
    Terex Corp., 9.25s, 2011                                              1,380                       1,452,450
    Thermadyne Manufacturing/Capital Corp., 9.875s, 2008 (In default)       230                          86,250
                                                                                                   ------------
                                                                                                   $  4,704,500
---------------------------------------------------------------------------------------------------------------
  Media - Cable - 5.3%
    Adelphia Communications Corp., 9.875s, 2007                        $  1,725                    $  1,433,906
    Adelphia Communications Corp., 9.375s, 2009                             455                         370,825
    Charter Communications Holdings, 8.625s, 2009                         2,845                       2,539,163
    Charter Communications Holdings, 0s to 2004, 9.92s, 2011              4,000                       2,790,000
    Comcast Cable Communications, 6.75s, 2011                               836                         798,915
    Continental Cablevision, Inc., 9.5s, 2013                             5,000                       5,454,500
    CSC Holdings, Inc., 8.125s, 2009                                      1,969                       1,932,006
    FrontierVision Holdings LP, 11s, 2006                                 2,000                       1,940,000
    FrontierVision Holdings LP, 11.875s, 2007                               500                         478,750
    Jones Intercable, Inc., 8.875s, 2007                                  1,500                       1,585,605
    Lenfest Communications, Inc., 10.5s, 2006                               500                         562,930
    NTL Communications Corp., 0s to 2003, 12.375s, 2008 (In default)   $  1,025                    $    328,000
    NTL, Inc., 0s to 2003, 9.75s, 2008 (In default)                       1,860                         641,700
    Panamsat Corp., 8.5s, 2012##                                          2,315                       2,315,000
    TCI Communications Financing III, 9.65s, 2027                         5,000                       5,304,750
                                                                                                   ------------
                                                                                                   $ 28,476,050
---------------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 0.2%
    Fisher Scientific International Inc., 8.125s, 2012##               $  1,305                    $  1,314,788
---------------------------------------------------------------------------------------------------------------
  Oil Services - 0.3%
    AmeriGas Partners LP, 10.125s, 2007                                $    510                    $    522,750
    Kaztransoil Co., 8.5s, 2006##                                         1,152                       1,131,840
                                                                                                   ------------
                                                                                                   $  1,654,590
---------------------------------------------------------------------------------------------------------------
  Oils - 0.5%
    Hurricane Hydrocarbons Ltd., 12s, 2006                             $     80                    $     81,200
    Valero Energy Corp., 6.875s, 2012                                     2,662                       2,680,900
                                                                                                   ------------
                                                                                                   $  2,762,100
---------------------------------------------------------------------------------------------------------------
  Pollution Control - 1.2%
    Allied Waste North America, Inc., 10s, 2009                        $  2,375                    $  2,440,313
    Waste Management Inc., 6.5s, 2008                                     4,150                       4,130,254
                                                                                                   ------------
                                                                                                   $  6,570,567
---------------------------------------------------------------------------------------------------------------
  Printing & Publishing - 0.2%
    Hollinger International Publishing, 9.25s, 2007                    $  1,250                    $  1,284,375
---------------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 0.3%
    Coast Hotels & Casinos, Inc., 9.5s, 2009##                         $  1,295                    $  1,371,081
---------------------------------------------------------------------------------------------------------------
  Retail - 0.3%
    J.Crew Operating Corp., 10.375s, 2007                              $  1,680                    $  1,461,600
---------------------------------------------------------------------------------------------------------------
  Special Products & Services - 0.1%
    Haynes International, Inc., 11.625s, 2004                          $    700                    $    490,000
---------------------------------------------------------------------------------------------------------------
  Steel - 1.0%
    AK Steel Corp., 9.125s, 2006                                       $  2,804                    $  2,916,160
    Commonwealth Aluminum Corp., 10.75s, 2006                             1,000                       1,000,000
    Kaiser Aluminum & Chemical Corp., 10.875s, 2006 (In default)            175                         135,625
    Kaiser Aluminum & Chemical Corp., 9.875s, 2049 (In default)           1,015                         791,700
    WCI Steel, Inc., 10s, 2004                                              565                         265,550
                                                                                                   ------------
                                                                                                   $  5,109,035
---------------------------------------------------------------------------------------------------------------
  Technology - 0.6%
    Unisystem Corp., 7.875s, 2008                                      $  3,250                    $  3,233,750
---------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireless - 0.9%
    Centennial Cellular Operating Co., 10.75s, 2008                    $    500                    $    266,250
    Crown Castle International Corp., 10.75s, 2011                        2,000                       1,840,000
    ICG Holdings, Inc., 12.5s, 2006 (In default)                            460                          23,000
    Nextel Communications, Inc., 0s to 2002, 9.75s, 2007                    300                         201,750
    Rural Cellular Corp., 9.75s, 2010##                                   1,125                         922,500
    Triton PCS, Inc., 0s to 2003, 11s, 2008                               1,460                       1,284,800
                                                                                                   ------------
                                                                                                   $  4,538,300
---------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 1.2%
    Allegiance Telecommunications, Inc., 12.875s, 2008##               $    505                    $    126,250
    Exodus Communications, Inc., 11.625s, 2010 (In default)                 950                         166,250
    ITC Deltacom, Inc., 9.75s, 2008                                       2,330                         605,800
    Nextlink Communications, Inc., 10.75s, 2009 (In default)                570                          79,800
    Sprint Capital Corp., 6s, 2007                                        4,206                       3,884,115
    Time Warner Telecommunications LLC, 9.75s, 2008                         510                         249,900
    WorldCom, Inc., 7.75s, 2027                                           2,009                         944,230
    WorldCom, Inc., 6.95s, 2028                                           1,405                         576,050
    Worldwide Fiber, Inc., 12s, 2009 (In default)                           500                           1,250
                                                                                                   ------------
                                                                                                   $  6,633,645
---------------------------------------------------------------------------------------------------------------
  Tire & Rubber
    Day International Group, Inc., 11.125s, 2005                       $    105                    $    105,000
---------------------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 13.4%
    Financing Corp., 9.4s, 2018                                        $ 12,000                    $ 15,937,680
    FNMA, 6s, 2016 - 2016                                                 4,732                       4,802,479
    FNMA, 6.5s, 2014 - 2099                                              15,497                      15,774,121
    GNMA, 6.5s, 2028                                                     14,703                      14,976,420
    GNMA, 7s, 2031 - 2031                                                17,792                      18,362,117
    SBA, 5.34s, 2021                                                      2,000                       1,924,002
                                                                                                   ------------
                                                                                                   $ 71,776,819
---------------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 4.2%
    U.S. Treasury Bonds, 12s, 2005                                     $  2,000                    $  2,464,680
    U.S. Treasury Bonds, 12s, 2013                                        4,000                       5,519,360
    U.S. Treasury Bonds, 6.875s, 2025                                     8,000                       9,143,760
    U.S. Treasury Bonds, 5.375s, 2031                                     2,600                       2,516,306
    U.S. Treasury Notes, 4.625s, 2006                                     2,742                       2,777,975
                                                                                                   ------------
                                                                                                   $ 22,422,081
---------------------------------------------------------------------------------------------------------------
  Utilities - Electric - 5.5%
    Allegheny Energy Supply Co., LLC, 8.25s, 2012##                    $  1,044                    $  1,079,694
    Beaver Valley Funding Corp. II, 9s, 2017                              1,491                       1,608,789
    BVPS II Funding Corp., 8.68s, 2017                                      952                       1,004,512
    Firstenergy Corp., 5.5s, 2006                                         4,560                       4,345,680
    Midland Cogeneration Venture Corp., 10.33s, 2002                      1,092                       1,099,551
    Niagara Mohawk Power Corp., 7.25s, 2002                               1,437                       1,460,792
    Niagara Mohawk Power Corp., 8.77s, 2018                               2,395                       2,475,712
    Northwestern Corp., 7.875s, 2007##                                    3,032                       3,057,608
    Progress Energy Inc., 5.85s, 2008                                     5,818                       5,690,179
    PSEG Power LLC, 7.75s, 2011                                           2,511                       2,644,264
    Toledo Edison Co., 8.7s, 2002                                         2,192                       2,222,864
    Waterford 3 Funding Entergy Corp., 8.09s, 2017                        2,511                       2,502,724
                                                                                                   ------------
                                                                                                   $ 29,192,369
---------------------------------------------------------------------------------------------------------------
  Utilities - Gas - 1.0%
    Consolidated Natural Gas Co., 6.25s, 2011                          $  5,456                    $  5,340,769
---------------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 0.7%
    Verizon New York Inc., 6.875s, 2012                                $  3,875                    $  3,909,488
---------------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                                   $347,374,065
---------------------------------------------------------------------------------------------------------------
Foreign Bonds - 24.7%
  Algeria - 0.2%
    Republic of Algeria, 2.875s, 2004                                  $     68                    $     63,787
    Republic of Algeria, 2.875s, 2010                                     1,312                       1,203,814
                                                                                                   ------------
                                                                                                   $  1,267,601
---------------------------------------------------------------------------------------------------------------
  Brazil - 2.1%
    Banco Nacional de Desenvolvi, 12.262s, 2008 (Banks &
      Credit Cos.)##                                                   $  1,488                    $  1,416,341
    Federal Republic of Brazil, 3.125s, 2009                                 65                          53,348
    Federal Republic of Brazil, 11s, 2012                                   395                         351,550
    Federal Republic of Brazil, 8s, 2014                                  2,314                       1,825,025
    Federal Republic of Brazil, 3.063s, 2024                              1,300                         933,331
    Federal Republic of Brazil, 8.875s, 2024                              2,399                       1,583,340
    Federal Republic of Brazil, 12.25s, 2030                              3,052                       2,670,500
    Federal Republic of Brazil, 11s, 2040                                 3,212                       2,527,844
                                                                                                   ------------
                                                                                                   $ 11,361,279
---------------------------------------------------------------------------------------------------------------
  Bulgaria - 0.7%
    Republic of Bulgaria, 2.813s, 2012                                 $     20                    $     18,300
    Republic of Bulgaria, 7.5s, 2013                                 EUR  4,341                       3,736,804
    Republic of Bulgaria, 8.25s, 2015##                                $     45                          43,200
                                                                                                   ------------
                                                                                                   $  3,798,304
---------------------------------------------------------------------------------------------------------------
  Canada - 2.6%
    Abitibi Consolidated Inc., 8.55s, 2010 (Forest &
      Paper Products)                                                  $  1,384                    $  1,437,727
    Government of Canada, 5.75s, 2006                                CAD  2,591                       1,696,862
    Government of Canada, 5.5s, 2009                                      8,702                       5,562,418
    Government of Canada, 5.5s, 2010                                      8,484                       5,385,180
                                                                                                   ------------
                                                                                                   $ 14,082,187
---------------------------------------------------------------------------------------------------------------
  Dominican Republic - 0.4%
    Dominican Republic, 9.5s, 2006##                                   $  1,927                    $  2,042,620
---------------------------------------------------------------------------------------------------------------
  Ecuador - 0.2%
    Republic of Ecuador, 12s, 2012##                                   $  1,312                    $  1,096,875
    Republic of Ecuador, 5s, 2030                                           173                         100,167
                                                                                                   ------------
                                                                                                   $  1,197,042
---------------------------------------------------------------------------------------------------------------
  El Salvador
    Republic of El Salvador, 8.25s, 2032##                             $     70                    $     70,700
---------------------------------------------------------------------------------------------------------------
  France - 0.3%
    Danone Groupe, 5.625s, 2003 (Food & Beverage Products)            EUR    50                    $     45,403
    France Telecom S.A., 7.7s, 2006 (Telecommunications -
      Wireline)                                                         $    350                        356,142
    Government of France, 7.5s, 2008                                  EUR   750                         755,494
    Vivendi Enviroment, 5.875s, 2008 (Pollution Control)                    250                         223,582
                                                                                                   ------------
                                                                                                   $  1,380,621
---------------------------------------------------------------------------------------------------------------
  Germany - 7.3%
    BBVA Bancomer Capital Trust, 10.5s, 2011 (Banks &
      Credit Cos.)##                                                   $  2,240                    $  2,475,200
    Coca Cola Erfrischungsgetranke AG, 5.875s, 2005 (Beverages)      EUR    600                         550,723
    Depfa Deutsche Pfandbriefbk, 5.5s, 2010 (Corporate
      Asset-Backed)                                                         960                         874,015
    Europa Two Ltd., 3.694s, 2027 (Corporate Asset-Backed)                  392                         353,242
    Federal Republic of Germany, 6.75s, 2004                              6,221                       5,896,444
    Federal Republic of Germany, 4.75s, 2008                             26,487                      23,641,671
    Federal Republic of Germany, 5.25s, 2010                              5,000                       4,541,650
    Kreditanstalt Fuer Wiederaufbau, 4.75s, 2006 (Banks & Credit Cos.)      750                         676,779
                                                                                                   ------------
                                                                                                   $ 39,009,724
---------------------------------------------------------------------------------------------------------------
  Grand Cayman Islands - 0.2%
    Enersis S.A., 7.4s, 2016 (Utilities - Electric)                    $     89                    $     81,436
    Pemex Finance Ltd., 9.69s, 2009 (Finance)                               905                       1,033,302
                                                                                                   ------------
                                                                                                   $  1,114,738
---------------------------------------------------------------------------------------------------------------
  Greece - 0.5%
    Fage Dairy Industries S.A., 9s, 2007 (Food & Beverage
      Products)                                                        $  2,770                    $  2,631,500
---------------------------------------------------------------------------------------------------------------
  Hungary - 0.1%
    Government of Hungary, 10s, 2003                                 HUF 82,000                    $    308,545
---------------------------------------------------------------------------------------------------------------
  Italy - 0.9%
    Republic of Italy, 3.25s, 2004                                   EUR  5,000                    $  4,427,081
    Telecom Italia S.p.A., 6.25s, 2012
      (Telecommunications - Wireline)                                       290                         251,308
                                                                                                   ------------
                                                                                                   $  4,678,389
---------------------------------------------------------------------------------------------------------------
  Luxembourg - 0.5%
    Millicom International Cellular Communications Corp.,
      13.5s, 2006 (Telecommunications - Wireless)                      $     93                    $     53,940
    Mobile Telesystems Finance S.A., 10.95s, 2004
      (Telecommunications - Wireline)##                                   2,500                       2,587,750
                                                                                                   ------------
                                                                                                   $  2,641,690
---------------------------------------------------------------------------------------------------------------
  Malaysia - 0.2%
    Petroliam Nasional Berhad, 7.75s, 2015 (Oils)                      $    999                    $  1,064,742
---------------------------------------------------------------------------------------------------------------
  Mexico - 0.7%
    Azteca Holdings S.A., 10.5s, 2003 (Media - Cable)##                $     56                    $     56,770
    Durango Corp., 13.125s, 2006 (Forest & Paper Products)                1,795                       1,810,706
    Grupo Elektra S.A. de CV, 12s, 2008 (Utilities - Other)                  45                          46,800
    Pemex Project Funding Master Trust, 9.125s, 2010                         42                          46,075
    Pemex Project Funding Master Trust, 8.625s, 2022##                       60                          61,800
    Petroleos Mexicanos, 9.5s, 2027 (Oil Services)                          530                         593,200
    TFM S.A. De C V, 0s to 2002, 11.75s, 2009
      (Telecommunications - Wireline)                                        35                          31,850
    United Mexican States, 11.375s, 2016                                     25                          32,188
    United Mexican States, 11.5s, 2026                                      669                         892,111
    Vicap S.A., 11.375s, 2007 (Containers)                                   67                          61,975
                                                                                                   ------------
                                                                                                   $  3,633,475
---------------------------------------------------------------------------------------------------------------
  Netherlands - 1.6%
    Kazkommerts International BV, 10.125s, 2007 (Banks &
      Credit Cos.)##                                                   $     50                    $     49,650
    PTC International Finance BV, 0s to 2002, 10.75s,
      2007 (Telecommunications - Wireless)                                1,034                       1,034,000
    Tenet Healthcare Corp., 0s, 2002 (Medical Health &
      Technology Services)                                                2,468                       2,455,660
    Tenet Healthcare Corp., 6.375s, 2011 (Medical &
      Health Technology Services)                                         4,964                       4,902,769
    United Pan Europe, 10.875s, 2009 (Media - Cable) (In default)           210                          27,300
    Versatel Telecom BV, 13.25s, 2008 (Telecommunications - Wireline)     1,125                         303,750
                                                                                                   ------------
                                                                                                   $  8,773,129
---------------------------------------------------------------------------------------------------------------
  New Zealand - 0.2%
    Government of New Zealand, 8s, 2006                              NZD  2,270                    $  1,070,287
---------------------------------------------------------------------------------------------------------------
  Panama - 0.4%
    Republic of Panama, 9.625s, 2011                                   $  1,512                    $  1,576,260
    Republic of Panama, 10.75s, 2020                                        576                         650,880
    Republic of Panama, 9.375s, 2029                                         45                          47,588
                                                                                                   ------------
                                                                                                   $  2,274,728
---------------------------------------------------------------------------------------------------------------
  Peru - 0.1%
    Republic of Peru, 4s, 2017                                         $    508                    $    375,920
---------------------------------------------------------------------------------------------------------------
  Philippines - 0.4%
    Philippine Long Distance Telephone Co., 11.375s, 2012
      (Telecommunications - Wireline)##                                $     55                    $     56,100
    Philippines Republic, 9.375s, 2017                                       10                          10,425
    Philippines Republic, 10.625s, 2025                                   1,897                       2,058,245
                                                                                                   ------------
                                                                                                   $  2,124,770
---------------------------------------------------------------------------------------------------------------
  Russia - 2.3%
    Russian Federation, 3s, 2006                                       $  1,010                    $    813,050
    Russian Federation, 3s, 2008                                          3,554                       2,471,807
    Russian Federation, 12.75s, 2028                                      4,312                       5,260,640
    Russian Federation, 5s, 2030##                                        5,174                       3,603,378
    Vimpelcom BV, 10.45s, 2005 (Telecommunications - Wireless)##             40                          40,100
                                                                                                   ------------
                                                                                                   $ 12,188,975
---------------------------------------------------------------------------------------------------------------
  Singapore - 0.1%
    Singapore Telecommunications Ltd., 6s, 2011
      (Telecommunications - Wireless)                                 EUR   350                    $    313,447
---------------------------------------------------------------------------------------------------------------
  South Africa
    Republic of South Africa, 7.375s, 2012                             $     50                    $     49,700
---------------------------------------------------------------------------------------------------------------
  South Korea - 0.5%
    Hanvit Bank, 12.75s, 2010 (Banks & Credit Cos.)##                  $  2,311                    $  2,721,202
---------------------------------------------------------------------------------------------------------------
  Spain - 1.2%
    Kingdom of Spain, 7s, 2005                                         $  6,102                    $  6,592,985
---------------------------------------------------------------------------------------------------------------
  Tunisia
    Banque Centrale de Tunisie, 7.375s, 2012 (Banks & Credit Cos.)     $     25                    $     24,688
---------------------------------------------------------------------------------------------------------------
  Turkey - 0.4%
    Republic of Turkey, 11.875s, 2030                                  $  2,099                    $  2,182,960
---------------------------------------------------------------------------------------------------------------
  United Kingdom - 0.5%
    Bank of Ireland, 7.4s, 2049 (Banks & Credit Cos.)                EUR    500                    $    480,296
    Colt Telecom Group PLC, 12s, 2006 (Telecommunications
      - Wireline)                                                      $    500                         260,000
    Dolphin Telecom PLC, 0s to 2003, 11.5s, 2008
      (Telecommunications - Wireless) (In default)                        2,515                             251
    Global Tele-Systems Ltd., 10.875s, 2008
      (Telecommunications) (In default)                                     165                             619
    Granites Mortgages PLC, 5.15s, 2042 (Financial Institutions)     EUR    350                         314,503
    National Westminster Bank PLC, 6.625s, 2049 (Banks & Credit Cos.)       330                         308,236
    Ono Finance PLC, 13s, 2009 (Media - Cable)                         $    750                         315,000
    Ono Finance PLC, 14s, 2011 (Media - Cable)                            1,000                         440,000
    Rolls-Royce PLC, 6.375s, 2007 (Aerospace)                        EUR    300                         271,980
    Telewest Communications PLC, 9.625s, 2006 (Media - Cable)          $    350                         189,000
                                                                                                   ------------
                                                                                                     $2,579,885
---------------------------------------------------------------------------------------------------------------
  Venezuela
    Republic of Venezuela, 9.25s, 2027                                 $     70                    $     49,805
---------------------------------------------------------------------------------------------------------------
  Uruguay - 0.1%
    Republic of Uruguay, 7.625s, 2012                                  $    982                    $    677,580
---------------------------------------------------------------------------------------------------------------
  Ukraine
    Ukraine Republic, 11s, 2007##                                      $    185                    $    189,748
---------------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                                $132,472,966
---------------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $486,028,189)                                                        $479,847,031
---------------------------------------------------------------------------------------------------------------

Convertible Bond - 1.0%
---------------------------------------------------------------------------------------------------------------
    Colt Telecom Group PLC, 2s, 2006 (United Kingdom -
      Telecommunications - Wireline)                                   $  3,450                    $  1,211,219
    Fortis Capital Co., 6.25s, 2049 (United Kingdom -
      Banks & Credit Cos.)                                                  155                         137,438
    Tenet Healthcare Corp., 6s, 2005 (Netherlands -
      Medical & Health Technology Services)                               4,250                       4,122,500
---------------------------------------------------------------------------------------------------------------
Total Convertible Bond (Identified Cost, $5,837,458)                                               $  5,471,157
---------------------------------------------------------------------------------------------------------------

Stocks - 0.2%
---------------------------------------------------------------------------------------------------------------
                                                                         SHARES
---------------------------------------------------------------------------------------------------------------
    Colt Telecom Group PLC, ADR (United Kingdom -
      Telecommunications - Wireline)*                                     1,440                    $      2,909
    Golden Books Family Entertainment, Inc. (Printing &
      Publishing)*                                                       19,975                             399
    Metal Management Inc. (Metals & Minerals)*                           62,567                         203,343
    RJR Nabisco Inc. (Beverages)                                          2,302                         159,298
    Sind Holdings Inc. (Apparel & Textiles)*                              5,720                         371,800
---------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $3,538,773)                                                         $    737,749
---------------------------------------------------------------------------------------------------------------

Preferred Stock - 0.7%
---------------------------------------------------------------------------------------------------------------
    CSC Holdings, Inc., 11.125% (Media - Cable)*                         27,885                    $  2,621,190
    Primedia, Inc., 10% (Printing & Publishing)                           1,360                          68,000
    Primedia, Inc., 8.625% (Printing & Publishing)                       20,000                         900,000
---------------------------------------------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $3,784,452)                                                $  3,589,190
---------------------------------------------------------------------------------------------------------------

Warrants*
---------------------------------------------------------------------------------------------------------------
    Loral Orion Network Systems, Inc., Expire 1/15/07
      (Telecommunications)                                                1,625                    $      4,875
    Loral Orion Network Systems, Inc., Expire 1/15/07
      (Telecommunications)                                                  700                           3,500
    Ono Finance PLC (Media - Cable) Expire 2/15/11                        1,000                             125
---------------------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $166,689)                                                         $      8,500
---------------------------------------------------------------------------------------------------------------

Rights*
---------------------------------------------------------------------------------------------------------------
    United Mexican States (Identified Cost, $--)                        501,000                    $        753
---------------------------------------------------------------------------------------------------------------

Short-Term Obligations - 1.4%
---------------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
---------------------------------------------------------------------------------------------------------------
    FNMA, due 5/08/02, at Amortized Cost                               $  7,300                    $  7,297,516
---------------------------------------------------------------------------------------------------------------

Call Options Purchased
---------------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                   OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                              (000 OMITTED)
---------------------------------------------------------------------------------------------------------------
    U.S. Treasury Notes/May/96.8593 (Premiums Paid, $38,672)           $  5,625                    $     80,421
---------------------------------------------------------------------------------------------------------------

Put Options Purchased
---------------------------------------------------------------------------------------------------------------
    Brazil Government Bonds/June/79.5 (Premiums Paid, $6,128)          $    185                    $      6,128
---------------------------------------------------------------------------------------------------------------

Repurchase Agreement - 6.6%
---------------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
---------------------------------------------------------------------------------------------------------------
    Goldman Sachs Group, LP dated 4/30/02, due 5/01/02,
      total to be received $35,529,905 (secured by
      various U.S. Treasury and Federal Agency
      obligations in a jointly traded account), at Cost               $  35,528                    $ 35,528,000
---------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $542,225,877)                                                  $532,566,445
---------------------------------------------------------------------------------------------------------------

Call Options Written
---------------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                   OF CONTRACTS
DESCRIPTION/EXPIRATION MONTH/STRIKE PRICE                         (000 OMITTED)
---------------------------------------------------------------------------------------------------------------
    FNMA/May/99.8632                                                  $  10,000                    $   (134,070)
    Russia Government Bonds/May/70                                  RUS     225                          (1,080)
---------------------------------------------------------------------------------------------------------------
Total Call Options Written (Premiums Received, $39,684)                                            $   (135,150)
---------------------------------------------------------------------------------------------------------------

Put Options Written
---------------------------------------------------------------------------------------------------------------
    Brazil Government Bonds/June/76.5
      (Premiums Received, $3,258)                                   BRL     185                    $     (3,258)
---------------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 0.5%                                                                 2,997,302
---------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                $535,425,339
---------------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the
U.S. Dollar. A list of abbreviations is shown below.

                AUD = Australian Dollars          KRW     = South Korean Won
                BRL = Brazilian Real              MXN     = Mexican Peso
                CAD = Canadian Dollars            NZD     = New Zealand Dollar
                CZK = Czech Koruna                PHP     = Philippines Peso
                DKK = Danish Krone                RUS     = Russian Ruble
                EUR = Euro                        THB     = Thai Baht
                GBP = British Pounds              TRL     = Turkish Lira
                HUF = Hungarian Forint            ZAR     = South African Rand

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
APRIL 30, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $542,225,877)            $532,566,445
  Cash                                                                1,132,115
  Receivable for forward foreign currency exchange
    contracts                                                           331,599
  Receivable for forward foreign currency exchange
    contracts subject to master netting agreements                       94,757
  Receivable for investments sold                                     9,320,720
  Interest and dividends receivable                                   9,214,151
  Other assets                                                            3,434
                                                                   ------------
      Total assets                                                 $552,663,221
                                                                   ------------
Liabilities:
  Distributions payable                                                 266,265
  Payable for forward foreign currency exchange contracts               463,317
  Payable for forward foreign currency exchange contracts
    subject to master netting agreements                              1,027,748
  Payable for investments purchased                                  14,664,868
  Payable for trust shares reacquired                                    84,000
  Written options outstanding, at value (premiums
    received, $42,942)                                                  138,408
  Payable to affiliates -
    Management fee                                                        2,107
    Transfer and dividend disbursing agent fee                           17,295
    Administrative fee                                                      257
  Accrued expenses and other liabilities                                573,617
                                                                   ------------
      Total liabilities                                            $ 17,237,882
                                                                   ------------
Net assets                                                         $535,425,339
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $635,050,976
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies                 (10,789,292)
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (85,472,558)
  Accumulated net investment loss                                    (3,363,787)
                                                                   ------------
    Total                                                          $535,425,339
                                                                   ============

Shares of beneficial interest outstanding
  (90,140,454 issued, less 6,388,302 treasury shares)               83,752,152
                                                                    ==========

Net asset value per share (net assets of $535,425,339 /
  83,752,152 shares of beneficial interest outstanding)               $6.39
                                                                      =====

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED APRIL 30, 2002
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                      $  20,662,693
    Dividends                                                           463,935
                                                                  -------------
      Total investment income                                     $  21,126,628
                                                                  -------------
Expenses -
    Management fee                                                $   2,058,236
    Trustees' compensation                                               56,560
    Custodian fee                                                       185,059
    Transfer and dividend disbursing agent fee                          102,431
    Administrative fee                                                   30,982
    Auditing fees                                                        18,800
    Legal fees                                                            1,498
    Postage                                                              28,423
    Printing                                                            100,381
    Investor communication expense                                      108,691
    Stock exchange fee                                                   72,634
    Miscellaneous                                                        35,632
                                                                  -------------
      Total expenses                                              $   2,799,327
    Fees paid indirectly                                                (27,196)
                                                                  -------------
      Net expenses                                                $   2,772,131
                                                                  -------------
        Net investment income                                     $  18,354,497
                                                                  -------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
  Investment transactions                                         $ (23,224,399)
  Written option transactions                                         2,844,885
  Foreign currency transactions                                       2,352,321
                                                                  -------------
    Net realized loss on investments and foreign currency
      transactions                                                $ (18,027,193)
                                                                  -------------
Change in unrealized appreciation (depreciation) -
    Investments                                                   $   4,045,318
    Written options                                                    (836,257)
    Translation of assets and liabilities in foreign
    currencies                                                       (2,043,408)
                                                                  -------------
        Net unrealized gain on investments and foreign
          currency translation                                    $   1,165,653
                                                                  -------------
          Net realized and unrealized loss on investments
          and foreign currency                                    $ (16,861,540)
                                                                  -------------
            Increase in net assets from operations                $   1,492,957
                                                                  =============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
                                                              SIX MONTHS ENDED
                                                                APRIL 30, 2002                YEAR ENDED
                                                                   (UNAUDITED)          OCTOBER 31, 2001
--------------------------------------------------------------------------------------------------------
Decrease in net assets:
From operations -
  Net investment income                                         $ 18,354,497               $ 42,870,856
  Net realized loss on investments and foreign currency
    transactions                                                 (18,027,193)               (27,808,738)
  Net unrealized gain on investments and foreign currency
    translation                                                    1,165,653                 22,818,366
                                                                ------------               ------------
    Increase in net assets from operations                      $  1,492,957               $ 37,880,484
                                                                ------------               ------------
Distributions declared to shareholders -
  From net investment income                                    $(19,117,310)              $(41,366,841)
  From paid-in capital
                                                                        --                   (4,152,826)
                                                                ------------               ------------
    Total distributions declared to shareholders                $(19,117,310)              $(45,519,667)
                                                                ------------               ------------
Trust share (principal) transactions -
  Cost of shares reacquired                                     $ (1,717,045)              $ (4,785,254)
                                                                ------------               ------------
      Total decrease in net assets                              $(19,341,398)              $(12,424,437)
                                                                ------------               ------------
Net assets:
  At beginning of period                                         554,766,737                567,191,174
                                                                ------------               ------------
  At end of period (including accumulated net investment
    loss of $3,363,787 and $2,600,974, respectively)            $535,425,339               $554,766,737
                                                                ============               ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                            SIX MONTHS ENDED        --------------------------------------------------------------------------
                              APRIL 30, 2002              2001              2000            1999           1998           1997
                                 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of
  period                             $  6.60           $  6.69           $  7.03         $  7.17        $  7.79        $  7.71
                                     -------           -------           -------         -------        -------        -------
Income from investment operations#(S) -
  Net investment income              $  0.22           $  0.51           $  0.58         $  0.56        $  0.59        $  0.59
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency               (0.20)            (0.06)            (0.40)          (0.14)         (0.63)          0.09
                                     -------           -------           -------         -------        -------        -------
      Total from investment
        operations                   $  0.02           $  0.45           $  0.18         $  0.42        $ (0.04)       $  0.68
                                     -------           -------           -------         -------        -------        -------
Less distributions declared to
  shareholders -
  From net investment income         $ (0.23)          $ (0.49)          $ (0.41)        $ (0.57)       $ (0.58)       $ (0.62)
  From paid-in capital
                                        --               (0.05)            (0.17)           --             --             --
                                     -------           -------           -------         -------        -------        -------
      Total distributions declared
        to shareholders              $ (0.23)          $ (0.54)          $ (0.58)        $ (0.57)       $ (0.58)       $ (0.62)
                                     -------           -------           -------         -------        -------        -------
Net increase from repurchase of
  capital shares                     $  0.00+++        $  0.00+++        $  0.06         $  0.01        $  --          $  0.02
                                     -------           -------           -------         -------        -------        -------
Net asset value - end of period      $  6.39           $  6.60           $  6.69         $  7.03        $  7.17        $  7.79
                                     -------           -------           -------         -------        -------        -------
Per share market value - end of
  period                             $  6.10           $  6.06           $  6.00         $  6.06        $  6.44        $  7.13
                                     =======           =======           =======         =======        =======        =======
Total return at market value            4.45%++           9.83%             8.84%           2.81%         (1.89)%         8.93%
Ratios (to average net assets)/Supplemental data:
  Interest expense                      --  %             --  %             --  %           --  %          --  %          0.18%
  Other expenses##                      1.04%+            1.06%             1.06%           1.05%          1.05%          0.93%
  Total expense                         1.04%+            1.06%             1.06%           1.05%          1.05%          1.11%
  Net investment income(S)              6.84%             7.65%             8.23%           7.80%          7.70%          7.64%
Portfolio turnover                        68%              103%               82%             98%           155%           172%
Net assets at end of period
  (000 Omitted)                     $535,425          $554,767          $567,191        $641,213       $665,881       $723,649
Leverage analysis:
  Debt outstanding at end of
    year (000 Omitted)               $  --             $  --             $  --           $  --          $  --          $  --
  Average daily balance of debt
    outstanding (000 Omitted)        $  --             $  --             $  --           $  --          $  --          $18,854
  Average daily number of
    shares outstanding (000
    Omitted)                          83,836            84,137            87,811          92,464         92,880         93,951
  Average debt per share             $  --             $  --             $  --           $  --          $  --          $  0.20

  + Annualized.
 ++ Not annualized.
+++ Per share data is less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S) As required, effective November 1, 2001, the trust has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium accreting market discount on debt securities. The effect of this change for the six months ended April 30, 2002 was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.06%. Per share, ratios, and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Multimarket Income Trust (the trust) is a non-diversified trust that is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The trust can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward foreign currency exchange contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Options listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The trust may enter into repurchase agreements with institutions that the trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The trust requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the trust to obtain those securities in the event of a default under the repurchase agreement. The trust monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the trust under each such repurchase agreement. The trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Trustee Compensation - Under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the trust or other MFS trusts selected by the Trustee. Deferred amounts represent an unsecured obligation of the trust until distributed in accordance with the Plan.

Written Options - The trust may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the trust realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the trust. The trust, as writer of an option, may have no control over whether the underlying securities may be sold
(call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the trust's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The trust may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the trust may enter into contracts with the intent of changing the relative exposure of the trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the trust at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The trust's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the trust. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The trust distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended October 31, 2001 and October 31, 2000 was as follows:

                                     OCTOBER 31, 2001          OCTOBER 31, 2000
-------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                       $41,366,841               $35,553,670
    Long-term capital gain                     --                        --
                                          -----------               -----------
                                          $41,366,841               $35,553,670
    Tax return of capital                   4,152,826                15,231,841
                                          -----------               -----------
Total distributions declared              $45,519,667               $50,785,511
                                          ===========               ===========

As of October 31, 2001, the components of distributable earnings on a tax basis were as follows:

          Undistributed ordinary income                $     --
          Undistributed long-term capital gain               --
          Capital loss carryforward                     (63,179,249)
          Unrealized loss                               (17,236,847)
          Other temporary differences                    (1,585,190)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on:

            EXPIRATION DATE
            ------------------------------------------------------
            October 31, 2003                           $ 3,003,441
            October 31, 2007                            18,400,020
            October 31, 2008                            19,415,923
            October 31, 2009                            22,359,865
                                                       -----------
              Total                                    $63,179,249
                                                       ===========

(3) Transactions with Affiliates
Investment Adviser - The trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.34% of the trust's average daily net assets and 5.40% of investment income.

The trust pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the trust, all of whom receive remuneration for their services to the trust from MFS. Certain officers and Trustees of the trust are officers or directors of MFS and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees. Under the new plan, the unfunded pension liability was converted into an equivalent value of notional shares of the trust that will fluctuate with the performance of the trust.

Administrator - The trust has an administrative services agreement with MFS to provide the trust with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the trust pays MFS an administrative fee at the following annual percentages of the trust's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Transfer Agent - MFSC acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    PURCHASES             SALES
-------------------------------------------------------------------------------
U.S. government securities                       $ 86,854,948      $168,591,339
                                                 ------------      ------------
Investments (non-U.S. government securities)     $266,619,876      $217,905,415
                                                 ------------      ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the trust, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $542,529,388
                                                                 ------------
Gross unrealized appreciation                                    $ 16,932,891
Gross unrealized depreciation                                     (26,895,834)
                                                                 ------------
    Net unrealized depreciation                                  $ (9,962,943)
                                                                 ============

(5) Shares of Beneficial Interest
The trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized 124,846,052 full and fractional shares of beneficial interest.

Transactions in trust shares were as follows:

                          SIX MONTHS ENDED APRIL 30, 2002     YEAR ENDED OCTOBER 31, 2001
                          -------------------------------     ---------------------------
                                 SHARES           AMOUNT         SHARES            AMOUNT
-----------------------------------------------------------------------------------------
Treasury shares reacquired    (294,300)      $(1,717,045)      (771,000)      $(4,785,254)
                              --------       -----------       --------       -----------
  Net decrease                (294,300)      $(1,717,045)      (771,000)      $(4,785,254)
                              ========       ===========       ========       ===========

In accordance with the provisions of the trust's prospectus, 294,300 shares of beneficial interest were purchased by the trust during the six months ended April 30, 2002 at an average price per share of $5.83 and a weighted average discount of 9.43% per share. The trust repurchased 771,000 shares of beneficial interest during the year ended October 31, 2001 at an average price per share of $6.10 and a weighted average discount of 8.73% per share.

(6) Line of Credit
The trust and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the trust for the six months ended April 30, 2002, was $2,917. The trust had no borrowings during the period.

(7) Financial Instruments
The trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, and forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                           NUMBER OF                  PREMIUMS
                                           CONTRACTS                  RECEIVED
------------------------------------------------------------------------------
Outstanding, beginning of period                   4                $2,826,419
Options written                                   10                    59,630
Options exercised                                 (9)               (1,195,992)
Options expired                                   (2)               (1,647,115)
                                                 ---                ----------
Outstanding, end of period                         3                $   42,942
                                                 ===                ==========

At April 30, 2002, the trust had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                                        NET
                                                                                                 UNREALIZED
                                      CONTRACTS TO                           CONTRACTS         APPRECIATION
       SETTLEMENT DATE             DELIVER/RECEIVE   IN EXCHANGE FOR          AT VALUE       (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------
Sales
              06/18/02    AUD           10,311,250       $ 5,336,163       $ 5,516,307           $(180,144)
              06/18/02    CAD           54,432,724        34,491,312        34,702,929            (211,617)
              07/08/02    CZK            3,501,900           103,056           102,974                  82
              06/18/02    DKK              954,663           112,148           115,369              (3,221)
07/02/02   -  07/24/02    MXN            2,081,000           221,693           220,005               1,688
              06/18/00    NZD            2,560,125         1,094,530         1,139,028             (44,498)
                                                         -----------       -----------           ---------
                                                         $41,358,902       $41,796,612           $(437,710)
                                                         ===========       ===========           =========
Purchases
              06/01/02    AUD           10,575,408       $ 5,671,168       $ 5,657,626            $(13,542)
              06/18/02    CAD           34,192,559        21,503,046        21,799,055             296,009
              07/08/02    CZK            3,501,900           100,000           102,974               2,974
              06/18/02    GBP              413,420           584,989           600,344              15,355
              06/11/02    KRW          132,150,000           100,000           103,212               3,212
07/02/02   -   7/24/02    MXN            7,329,406           779,994           773,944              (6,050)
              07/22/02    PHP           13,163,224           255,994           258,003               2,009
              06/11/02    THB           10,857,500           250,000           250,991                 991
05/03/02   -  05/28/02    TRL      437,489,600,000           317,476           316,706                (770)
              05/28/02    ZAR            1,870,144           169,597           175,401               5,804
                                                         -----------       -----------           ---------
                                                         $29,732,264       $30,038,256           $ 305,992
                                                         ===========       ===========           =========

At April 30, 2002, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a a net payable of $1,027,748 with Duetsche Bank and net receivables of $93,060 with Merrill Lynch and $1,697 with C.S. First Boston.

At April 30, 2002, the trust had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Change in Accounting Principle
As required, effective November 1, 2001 the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. Prior to November 1, 2001, the fund did not amortize premium nor accrete market discount on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $3,979,555 reduction in cost of securities and a corresponding $3,979,555 increase in net unrealized depreciation, based on securities held by the fund on April 30, 2002.

The effect of this change for the six months ended April 30, 2002 was to decrease net investment income by $151,180, increase net unrealized depreciation by $137,370, and decrease net realized losses by $288,550. The Statement of Changes in Net Assets and Financial Highlights for prior periods has not been restated to reflect this change in presentation.

MFS(R) MULTIMARKET INCOME TRUST

The following tables present certain information regarding the Trustees and officers of the Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President                                   Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
and Chief Executive Officer                              Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                  LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,                Hemenway & Barnes (attorneys), Partner
President and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Harvard University Graduate School of Business
Massachusetts Financial Services Company, Chief          Administration, Adjunct Professor; CBL &
Investment Officer, Executive Vice President and         Associates Properties, Inc. (real estate
Director                                                 investment trust), Director; The Baupost Fund (a
                                                         mutual fund), Vice Chairman and Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       General Partner (since 1993); Paragon Trade
Trustee                                                  Brands, Inc. (disposable consumer products),
Edmund Gibbons Limited (diversified holding              Director; Cambridge Nutraceuticals (professional
company), Chief Executive Officer; Colonial              nutritional products), Chief Executive Officer
Insurance Company Ltd., Director and Chairman;           (until May 2001)
Bank of Butterfield, Chairman (until 1997)
                                                         ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                 Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video          WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee                   industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy            (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman and President                                   Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Vice
and Chief Executive Officer                              President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel             President (since September 1996)

MARK E. BRADLEY (born 11/23/59) Assistant                JAMES O. YOST (born 06/12/60) Assistant Treasurer
Treasurer                                                Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Vice           Vice President
President (since March 1997)

STEPHEN E. CAVAN (born 11/06/53) Secretary and
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

The Trust holds annual shareholder meetings for the purpose of electing Trustees. Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       TRANSFER AGENT, REGISTRAR AND DIVIDEND DISBURSING
Massachusetts Financial Services Company                 AGENT
500 Boylston Street                                      State Street Bank and Trust Company c/o MFS
Boston, MA 02116-3741                                    Service Center, Inc. P.O. Box 55024 Boston, MA
                                                         02205-5024 1-800-637-2304
PORTFOLIO MANAGER
Peter C. Vaream+

CUSTODIAN
State Street Bank and Trust Company

+ MFS Investment Management

MFS(R) MULTIMARKET INCOME TRUST                              -------------
                                                               PRSRT STD
                                                             U.S. POSTAGE
[logo] M F S(R)                                                  PAID
INVESTMENT MANAGEMENT                                             MFS
                                                             -------------
500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
500 Boylston Street, Boston, MA 02116.

                                                             MMTCE-3  6/02  68M